                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                  FORM 8-K/A-2

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                               September 5, 1996
                Date of Report (Date of earliest event reported)

                        Commission file number 0-16979
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                                  ADT LIMITED
             (Exact Name of Registrant as Specified in its Charter)


           BERMUDA                            Cedar House                           Not Applicable
(Jurisdiction of Incorporation or           41 Cedar Avenue               (I.R.S. Employer Identification No.)
         Organization)                  Hamilton HM12, Bermuda
                                    (Address of Principal Executive                 Not Applicable
                                               Offices)*                              (Zip Code)

Registrant's telephone number, including area code (441) 295-2244*

--------------------------------------------------------------------------------

* The executive offices of the subsidiary of registrant which supervises registrant's North American activities are at One Boca Place, 2255 Glades Road, Boca Raton, Florida 33431-0835. The telephone number there is (561) 997-8406.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

It was announced on June 19, 1996 that terms had been agreed for the acquisition by ADT Limited ("ADT") of the whole of the issued capital of Automated Security (Holdings) PLC ("ASH") to be effected by means of a Scheme of Arrangement under Section 425 of the Companies Act 1985 of the United Kingdom (the "Scheme").

On September 5, 1996 the Scheme became effective in accordance with its terms. The total consideration in respect of the whole of the issued capital of ASH consisted of the issue of 7,034,940 ADT common shares with a market value of approximately $137 million, based on the closing price of an ADT common share on the New York Stock Exchange on September 5, 1996.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a)  Financial Statements of Businesses Acquired

                 The Financial Statements of ASH were previously filed on pages
                 F-1 to F-50 in the Registrant's Current Report dated September
                 5, 1996 on Form 8-K/A-1 filed October 21, 1996.

            (b)  Pro Forma Financial Information

                 Index to Unaudited Pro Forma Consolidated Financial Information                          Page

                 Introduction                                                                             PF-1
                 Unaudited Pro Forma Consolidated Statements of Income for the years ended:
                 December 31, 1995                                                                        PF-2
                 December 31, 1994                                                                        PF-3
                 December 31, 1993                                                                        PF-4

            (c)  Exhibits


                 Exhibit 2.1 Order dated 4 September 1996 of the High Court of Justice in the Matter of Automated Security
                                 (Holdings) PLC sanctioning the Scheme of Arrangement(1)

                 Exhibit  23.1   Consent of Independent Chartered Accountants(2)

                 (1) Previously filed as an Exhibit to the Registrant's Current Report dated September 5, 1996 on Form 8-K filed September 19, 1996.
                 (2) Previously filed as an Exhibit to the Registrant's Current Report dated September 5, 1996 on Form 8-K/A-1 filed October 21, 1996.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ADT LIMITED



                                        By: /s/ Stephen J. Ruzika
                                            -----------------------------
                                        Stephen J. Ruzika
                                        Chief Financial Officer, Executive Vice
                                        President and Director

November 12, 1996

                                  ADT LIMITED

                              UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL INFORMATION

INTRODUCTION

In September 1996, ADT Limited ("ADT") acquired the whole of the issued capital of Automated Security (Holdings) PLC ("ASH"). The total consideration in respect of the whole of the issued capital of ASH consisted of the issue of 7,034,940 ADT common shares.

The acquisition of ASH by ADT is to be accounted for by means of the pooling of interests method of accounting pursuant to Opinion No. 16 of the Accounting Principles Board. The pooling of interests method of accounting assumes that the combining companies have been merged from their inception, and the historical consolidated financial statements for periods prior to consummation of the merger are restated as though the companies have been combined from their inception. Accordingly, the accompanying unaudited proforma consolidated financial information gives effect to the transaction by means of a pooling of interests. Pursuant to Rule 11-02 of Regulation S-X the unaudited pro forma consolidated financial information excludes the result of operations associated with discontinued operations and extraordinary items.

The unaudited pro forma consolidated financial information should be read in conjunction with (i) ADT's consolidated financial statements, including the accounting policies and notes thereto, included in the Annual Report on Form 10-K for the year ended December 31, 1995 (ii) ASH's consolidated financial statements, including the accounting policies and notes thereto, included in the Registrant's Current Report dated September 5, 1996 on Form 8-K/A-1 filed October 21, 1996 and (iii) ADT's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996.

The unaudited pro forma consolidated financial information has been prepared in United Sates dollars in accordance with generally accepted accounting principles in the United States. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The unaudited pro forma consolidated results of operations are not necessarily indicative of future operating results. The consolidated financial statements of ASH have previously been presented in pounds sterling, ASH's functional currency. For the purposes of the unaudited pro forma consolidated financial information, ASH's consolidated financial statements have been translated into United States dollars at the appropriate exchange rates. Certain figures for the years ended December 31, 1994 and 1993 have been reclassified to conform to the 1995 presentation. In addition, certain figures of ASH for the years ended December 31, 1995, 1994 and 1993 have been reclassified to conform to the ADT presentation.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

Year ended December 31, 1995                           ADT              ASH        Pro Forma        Pro Forma
                                                     Group            Group      Adjustments            Total
                                                        $m               $m               $m               $m
NET SALES                                          1,525.4            258.4                -          1,783.8
Cost of sales                                       (823.5)          (166.9)               -           (990.4)
Selling, general and administrative expenses        (455.8)           (63.6)               -           (519.4)
Restructuring and other non-recurring charges        (34.2)               -                -            (34.2)
Goodwill and other intangibles amortization          (26.2)           (12.8)               -            (39.0)
                                               -----------       ----------       ----------     ------------
OPERATING INCOME                                     185.7             15.1                -            200.8
Interest income                                       15.9              0.3                -             16.2
Interest expense                                     (90.2)           (26.1)               -           (116.3)
Loss on disposal of businesses                       (34.4)            (1.1)            (1.1)(a)        (36.6)
Other expenses less income                             1.1             (5.0)            (1.1)(a)         (5.0)
                                               -----------       ----------       ----------     ------------
INCOME BEFORE INCOME TAXES                            78.1            (16.8)            (2.2)            59.1
Income taxes                                         (26.8)            (1.9)             0.6(b)         (28.1)
                                               -----------       ----------       ----------     ------------
INCOME BEFORE EXTRAORDINARY ITEMS                     51.3            (18.7)            (1.6)            31.0
                                               ===========       ==========       ==========     ============

PRIMARY AND FULLY DILUTED EARNINGS
  PER COMMON SHARE
Income before extraordinary items              $      0.39                -                -     $       0.22
                                               ===========       ==========       ==========     ============
Weighted average number of
common shares(c)                               131,248,518                -        7,034,940      138,283,458
                                               -----------       ----------       ----------     ------------


(a) Cumulative currency translation adjustments arising on the disposal of businesses and associates by the ASH group whose consolidated financial statements were prepared in pounds sterling - its functional currency.

(b) Income tax adjustment arising on preference share dividends accrued by the ASH group but not payable following merger.

(c) Adjustment to weighted average number of common shares through the issuance of 7,034,940 ADT common shares on merger.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

Year ended December 31, 1994                           ADT              ASH        Pro Forma        Pro Forma
                                                     Group            Group      Adjustments            Total
                                                        $m               $m               $m               $m
NET SALES                                          1,375.9            253.5                -          1,629.4
Cost of sales                                       (748.2)          (165.2)               -           (913.4)
Selling, general and administrative expenses        (409.2)           (58.6)               -           (467.8)
Restructuring and other non-recurring charges         (4.5)               -                -             (4.5)
Goodwill and other intangibles amortization          (26.4)           (11.3)               -            (37.7)
                                              ------------      -----------       ----------     ------------
OPERATING INCOME                                     187.6             18.4                -            206.0
Interest income                                       14.9              0.3                -             15.2
Interest expense                                     (79.8)           (19.5)               -            (99.3)
Loss on disposal of businesses                        (1.9)             1.6                -             (0.3)
Other expenses less income                            25.5            (29.6)               -             (4.1)
                                              ------------      -----------       ----------     ------------
INCOME BEFORE INCOME TAXES                           146.3            (28.8)               -            117.5
Income taxes                                         (32.0)            (2.9)               -            (34.9)
                                              ------------      -----------       ----------     ------------
INCOME FROM CONTINUING OPERATIONS                    114.3            (31.7)               -             82.6
                                              ============      ===========       ==========     ============

PRIMARY AND FULLY DILUTED EARNINGS
  PER COMMON SHARE
Income from continuing operations             $       0.78                -                -     $       0.50
                                              ============      ===========       ==========     ============
Weighted average number of
common shares(a)                               129,113,421                -        7,034,940      136,148,361
                                              ------------      -----------       ----------     ------------


(a) Adjustment to weighted average number of common shares through the issuance of 7,034,940 ADT common shares on merger.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

Year ended December 31, 1993                           ADT              ASH        Pro Forma        Pro Forma
                                                     Group            Group      Adjustments            Total
                                                        $m               $m               $m               $m
NET SALES                                          1,286.7            241.8                -          1,528.5
Cost of sales                                       (705.6)          (159.1)               -           (864.7)
Selling, general and administrative expenses        (384.9)           (55.1)               -           (440.0)
Goodwill and other intangibles amortization          (25.9)           (11.1)               -            (37.0)
                                              ------------      -----------       ----------     ------------
OPERATING INCOME                                     170.3             16.5                -            186.8
Interest income                                       11.4              1.9                -             13.3
Interest expense                                     (58.0)           (18.7)               -            (76.7)
Other income less expenses                             9.2              0.6                -              9.8
                                              ------------      -----------       ----------     ------------
INCOME BEFORE INCOME TAXES                           132.9              0.3                -            133.2
Income taxes                                         (21.2)            (1.3)               -            (22.5)
                                              ------------      -----------       ----------     ------------
NET INCOME                                           111.7             (1.0)               -            110.7
                                              ============      ===========       ==========     ============
PRIMARY AND FULLY DILUTED EARNINGS
  PER COMMON SHARE                                   $0.80                -                -            $0.74
                                              ============      ===========       ==========     ============

Weighted average number of
common shares(a)                               115,008,199                -        7,034,940      122,043,139
                                              ------------      -----------       ----------     ------------


(a) Adjustment to weighted average number of common shares through the issuance of 7,034,940 ADT common shares on merger.